                                                                    EXHIBIT 10.1

                    SIXTH LIMITED WAIVER TO CREDIT AGREEMENT

          THIS SIXTH LIMITED WAIVER TO CREDIT AGREEMENT (this "Waiver") is entered into as of May 30, 2003, among LA PETITE ACADEMY, INC., a Delaware corporation (the "Borrower"), LPA HOLDING CORP., a Delaware corporation ("Holdings"), and the Lenders party hereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

                                    RECITALS

          WHEREAS, the Borrower, Holdings and the Lenders entered into that certain Credit Agreement, dated as of May 11, 1998 (as previously amended and modified by Amendment No. 1, dated as of December 13, 1999; Amendment No. 2, dated as of June 29, 2000; Amendment No. 3, dated as of November 14, 2001; Amendment No. 4, dated as of February 5, 2002; Amendment No. 5, dated as of February 10, 2003; and as otherwise amended or modified from time to time, the "Credit Agreement");

          WHEREAS, Defaults exist under the Credit Agreement as a result of (a) the failure of the Borrower to provide timely and correct financial and other information to the Lenders pursuant to Sections 5.01(c), 5.01(j), 5.01(k), 5.01(l) and 5.01(m) and (b) the failure of the Borrower to file any reports and other materials required to be filed by Holdings and the Borrower with the Securities and Exchange Commission pursuant to the terms of Section 5.10 of the Credit Agreement (the defaults in (a) and (b) are collectively referred to as, the "Existing Defaults").

          WHEREAS, the Borrower has informed the Lenders that it will not be able to timely deliver the financial information required under Section 5.01(c) of the Credit Agreement during the period commencing May 30, 2003 and ending June 30, 2003 (such failure, the "Expected Default," and together with the Existing Defaults, the "Subject Defaults").

          WHEREAS, the Borrower has requested that the Lenders waive the Subject Defaults;

          WHEREAS, the Lenders are willing to provide a limited waiver of the Subject Defaults for the period of time from the date hereof through and including June 30, 2003, (the "Waiver Period"), based upon and subject to the terms and conditions specified in this Waiver; and

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                     WAIVER

          1.1 The Borrower acknowledges the existence and continuation of the Existing Defaults. The Lenders hereby waive the Existing Defaults for, and only for, the Waiver Period. From and after the end of the Waiver Period, the waiver set forth herein shall be of no further

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force and effect and the Administrative Agent and the Lenders shall be entitled to exercise any and all rights and remedies available under the Loan Documents and applicable law with respect to the Existing Defaults.

          1.2 The Lenders hereby waive the obligation of the Loan Parties to deliver the financial information required under Section 5.01(c) of the Credit Agreement during the period commencing May 30, 2003 and ending June 30, 2003, so long as such financial information is delivered to the Lenders no later than June 30, 2003.

          1.3 Except for the specific waivers set forth above, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law or (ii) the Loan Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents not specifically waived.

          1.4 The specific waivers set forth herein are one-time waivers and shall be effective only in this specific instance during the Waiver Period, and shall not obligate the Lenders to waive any Default or Event of Default (including, without limitation, any waiver of the Subject Defaults following the end of the Waiver Period) other than the Subject Defaults, now existing or hereafter arising.

                                    SECTION 2

                                  MISCELLANEOUS

2.1 Effectiveness. This Waiver shall be effective upon (a) receipt by the Administrative Agent of counterparts of this Waiver executed by each of the Loan Parties and the Lenders, and (b) payment to Administrative Agent's counsel for all legal fees incurred by the Administrative Agent and Highland Capital Management, L.P. in connection with the Credit Agreement for which Borrower has received an invoice at least one business day prior to the date of this Waiver. Notwithstanding anything to the contrary contained herein, this Waiver shall be void ab initio upon the failure of the Borrower to pay the Expense Reimbursement (as defined below) in accordance with the terms hereof.

          2.2 Ratification of Credit Agreement and Other Loan Documents. The Credit Agreement and the other applicable Loan Documents are hereby ratified and confirmed and are in full force and effect.

          2.3 Authority/Enforceability. Each party hereto represents and warrants that (a) it has taken all necessary action to authorize the execution, delivery, and performance of this Waiver; (b) this Waiver has been duly executed and delivered by such Person and constitutes such Person's legal, valid, and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (c) no material consent, approval, authorization, or order of,


                                       2
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or filing, registration, or qualification with, any court or Governmental
Authority or third party is required in connection with the execution, delivery, or performance by such Person of this Waiver.

         2.4 Representation and Warranties. Borrower and Holdings represent and warrant to the Lenders that (a) the representations and warranties of Borrower and Holdings set forth in Article III of the Credit Agreement qualified as to materiality are true and correct as of the date hereof and those not so qualified are true and correct in all material respects as of the date hereof, except, in each case, for those representations and warranties that specifically relate to an earlier date; (b) except for the Existing Defaults, no event has occurred and is continuing which constitutes a Default or an Event of Default; and (c) the Security Documents create a valid security interest in, and Lien upon, the Collateral.

         2.5 Expenses. In addition to the legal fees described in Section 2.1, the Borrower shall reimburse (the "Expense Reimbursement") the Administrative Agent for all legal fees incurred by the Administrative Agent and Highland Capital Management, L.P. in connection with the Credit Agreement (including this Waiver). The Expense Reimbursement shall be paid by the Borrower to the Administrative Agent (or directly to the Administrative Agent's counsel) as soon as practicable but in no event later than one business day following receipt by the Borrower of an invoice for such legal fees.

         2.6 Counterparts/Telecopy. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

          2.7 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]


                                       3

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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Limited Waiver to Credit Agreement to be duly executed and delivered by their proper and duly authorized officers or attorneys-in-fact as of the day and year first above written.


BORROWER:                            LA PETITE ACADEMY INC.

                                     By:           s/Michael F. Czlonka
                                              --------------------------
                                              Name:    Michael F. Czlonka
                                              Title:  Chief Financial Officer


HOLDINGS:                            LPA HOLDING CORP.

                                     By:           s/Michael F. Czlonka
                                              --------------------------
                                              Name:    Michael F. Czlonka
                                              Title:  Chief Financial Officer

                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


         Each of the undersigned are unconditional guarantors of all obligations of the Borrower under the Loan Documents and acknowledge and agree that (a) this Waiver does not modify or waive any of its obligations under the Loan Documents, including the Guarantee Agreements and (b) all Liens granted by it to support its obligations remain in full force and effect.


                                    LPA HOLDING CORP.

                                    By:           s/Michael F. Czlonka
                                             --------------------------
                                             Name:    Michael F. Czlonka
                                             Title:  Chief Financial Officer


                                    LPA SERVICES, INC.

                                    By:           s/Michael F. Czlonka
                                             --------------------------
                                             Name:    Michael F. Czlonka
                                             Title:  Chief Financial Officer



                                    BRIGHT START, INC.

                                    By:           s/Michael F. Czlonka
                                             --------------------------
                                             Name:    Michael F. Czlonka
                                             Title:  Chief Financial Officer



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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.

LENDERS:                         U.S. BANK NATIONAL ASSOCIATION
                                 (formerly Mercantile Bank), as Administrative Agent and a Lender

                                 By:            s/David L. Orf
                                       -----------------------------------
                                       Name:    David L. Orf
                                       Title:   Vice President



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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


                                   JPMORGAN CHASE BANK (formerly The Chase
                                   Manhattan Bank)

                                   By:               s/Michael J. Lister
                                            ------------------------------------
                                            Name:    Michael J. Lister
                                            Title:   Vice President,
                                                     JPMorgan Chase Bank





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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


                               ML CBO IV CAYMAN

                               By:   Highland Capital Management, L.P.,
                                     as Collateral Manager

                               By:            s/Todd Travers
                                     -----------------------------------
                                     Name:    Todd Travers
                                     Title:   Senior Portfolio Manager
                                              Highland Capital Management, L.P.




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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


                              HIGHLAND LEGACY, LTD

                              By:    Highland Capital Management, L.P.,
                                     as Collateral Manager

                              By:             s/Todd Travers
                                     -----------------------------------
                                     Name:    Todd Travers
                                     Title:   Senior Portfolio Manager
                                              Highland Capital Management, L.P.








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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.



                             PAMCO CAYMAN LTD

                             By:    Highland Capital Management, L.P.,
                                    as Collateral Manager

                             By:             s/Todd Travers
                                    -----------------------------------
                                    Name:    Todd Travers
                                    Title:   Senior Portfolio Manager
                                             Highland Capital Management, L.P.










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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


                                     KZH HIGHLAND-2 LLC

                                     By:               s/Dorian Herrera
                                              ----------------------------------
                                              Name:    Dorian Herrera
                                              Title:   Authorized Agent






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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


                                     SRV -- HIGHLAND, INC.

                                     By:               s/Diana M. Himes
                                              ----------------------------------
                                              Name:    Diana M. Himes
                                              Title:   Assistant Vice President


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                                 Signature Page
                    Sixth Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


                                     BANK OF AMERICA, N.A.
                                     (formerly NationsBank, N.A.)


                                     By:               s/Therese Fontaine
                                              ----------------------------------
                                              Name:    Therese Fontaine
                                              Title:   Managing Director